SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                            February 6, 1995
           (Date of Report (Date of Earliest Event Reported))

                         LA-Z-BOY CHAIR COMPANY
         (Exact Name of Registrant as Specified in Its Charter)

                                Michigan
             (State or Other Jurisdiction of Incorporation)

                                 0-5091
                        (Commission File Number)

                               38-0751137
                  (I.R.S. Employer Identification No.)

                         1284 N. Telegraph Road
                         Monroe, Michigan 48161
      (Address of Principal Executive Offices, Including Zip Code)

                             (313) 242-1444
          (Registrant's Telephone Number, Including Area Code)

                            [not applicable]
       (Former Name or Former Address If Changed Since Last Report

Item 5.  Other Events

  No new developments are being reported in this Form 8-K, the sole purpose of which is to file the exhibits listed in Item 7.


Item 7.  Financial Statements and Exhibits.

  (99)(a) Form of Change in Control Agreement, accompanied by list of of employees party thereto.

  (99)(b)  Supplemental Executive Retirement Plan.

  (99)(c)  Executive Incentive Compensation Plan Description




                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LA-Z-BOY-CHAIR COMPANY


                                             James J. Korsnack
                                            Corporate Controller

Date:  February 6, 1995

                          Exhibit Index









Exhibits Filed Herewith:



     (99)(a)             Form of Change in Control Agreement,
                         Accompanied by List of Employees
                         Party Thereto





     (99)(b)             Supplemental Executive Retirement Plan





     (99)(c)             Executive Incentive Compensation Plan
                         Description

                     La-Z-Boy Chair Company
                   Change in Control Agreement


                        November 1, 1989






Dear

     The La-Z-Boy Chair Company, a corporation (the "Company"), considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its shareholders. In this connection, the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. The Company further recognizes that it is absolutely vital to the Company to retain well qualified executives and to assure itself of continuity of management in considering any actual or threatened change of control of the Company.

     For the above reasons, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a change in control of the Company. In particular, the Board believes that it is important, should the Company or its shareholders receive a proposal for transfer of control of the Company, that you be able to assess and advise the Company and its shareholders and to take such other action regarding such proposal as the Board might determine to be appropriate, without being influenced by the uncertainties of your own situation.

     In order to induce you to remain in the employ of the Company, this letter agreement, which has been approved by the Board, sets forth the severance benefits which the Company agrees will be provided to you in the event your employment with the Company is terminated subsequent to a "change in control" of the Company under the circumstances described below.

     1.  Agreement to Provide Services; Right to Terminate.

     (i) Except as otherwise provided in paragraph (ii) below, the Company or you may terminate your employment at any time, subject to the Company's providing the benefits hereinafter specified in accordance with the terms hereof.

     (ii) In the event a tender offer or exchange offer is made by a Person (as hereinafter defined) for more than 25% of the combined voting power of the Company's outstanding common stock, you agree that you will not leave the employ of the Company (other than as a result of Disability, as that term is hereinafter defined) and will render the services contemplated in the recitals to this Agreement until such tender offer or exchange offer has been abandoned or terminated or a change in control of the Company, as defined in Section 3 hereof, has occurred. For purposes of this Agreement, the term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person", as such term is used in
Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan(s) sponsored by the Company.

     2. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect until December 31, 1990; provided, however, that commencing on January 1, 1991 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless at least 90 days prior to such January 1st date, the Company or you shall have given notice that this Agreement shall not be extended; and provided, further, that this Agreement shall continue in effect for a period of thirty-six (36) months beyond the term provided herein if a change in control of the Company, as defined in
Section 3 hereof, shall have occurred during such term. Notwithstanding anything in this Section 2 to the contrary, this Agreement shall terminate if you or the Company terminates your employment prior to a change in control of the Company, as defined in Section 3 hereof.

     3. Change in Control. For purposes of this Agreement, a "change in control" of the Company shall mean a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 or Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred at such time as (a) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of 25% or more of the combined voting power of the Company's Voting Securities; or (b) the individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board. Notwithstanding anything in the foregoing to the contrary, no change in control shall be deemed to have occurred for purposes of this Agreement by virtue of any transaction which results in you, or a group of Persons which includes you acquiring, directly or indirectly, 25% or more of the combined voting power of the Company's Voting Securities.

     4. Termination Following Change in Control. If any of the events described in Section 3 hereof constituting a change in control of the Company shall have occurred, you shall be entitled to the benefits provided in paragraphs (iii) and (iv) of Section 5 hereof upon the termination of your employment within thirty-six (36) months after such event, unless such termination is (a) because of your death, (b) by the Company for Cause or Disability or (c) by you other than for Good Reason (as all capitalized terms are hereinafter defined).

     (i) Disability. Termination by the Company of your employment based on "Disability" shall mean termination because of your absence from your duties with the Company on a full-time basis for one hundred eighty (180) consecutive days as a result of your incapacity due to physical or mental illness, unless within thirty (30) days after Notice of Termination (as hereinafter defined) is given to you following such absence you shall have returned to the full-time performance of your duties.

     (ii) Cause. Termination by the Company of your employment for "Cause" shall mean termination upon (a) the willful and continued failure by you to perform substantially your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness) after a demand for substantial performance is delivered to you by the duly authorized representative of the Compensation Committee of the Board which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, or (b) the willful engaging by you in illegal conduct which is materially and demonstrably injurious to the Company. For purposes of this paragraph (ii), no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you in bad faith and without reasonable belief that your action or omission was in, or not opposed to, the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the corporation. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of the conduct set forth above in
(a) or (b) of this paragraph (ii) and specifying the particulars thereof in detail.

     (iii) Good Reason. Termination by you of your employment for "Good Reason" shall mean termination based on:

     (A) an adverse change in your status or position(s) as a corporate officer of the Company as in effect immediately prior to the change in control, including, without limitation, any adverse change in your status or position as a result of a material diminution in your duties or responsibilities (other than, if applicable, any such change directly attributable to the fact that the Company is no longer publicly owned) or the assignment to you of any duties or responsibilities which, in your reasonable judgment, are inconsistent with such status or position(s), or any removal of you from or any failure to reappoint or reelect you to such position(s) (except in connection with the termination of your employment for Cause or Disability or as a result of your death or by you other than for Good Reason);

     (B) a reduction by the Company in your compensation as in effect immediately prior to the change in control;

     (C) the failure by the Company to continue in effect any Plan (as hereinafter defined) in which you are participating at the time of the change in control of the Company (or Plans providing you with at least substantially similar benefits) other than as a result of the normal expiration of any such Plan in accordance with its terms as in effect at the time of the change in control, or the taking of any action, or the failure to act, by the Company which would adversely affect your continued participation in any of such Plans on at least as favorable a basis to you as is the case on the date of the change in control or which would materially reduce your benefits in the future under any of such Plans or deprive you of any material benefit enjoyed by you at the time of the change in control;

     (D) the failure by the Company to provide and credit you with the number of paid vacation days to which you are then entitled in accordance with the Company's normal vacation policy as in effect immediately prior to the change in control;

     (E) the Company's requiring you to be based anywhere other than where your office is located immediately prior to the change in control except for required travel on the Company's business to an extent substantially consistent with the business travel obligations which you undertook on behalf of the Company prior to the change in control;

     (F)  the failure by the Company to obtain from any Successor
(as hereinafter defined) the assent to this Agreement contemplated by Section 6 hereof;

     (G) any purported termination by the Company of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (iv) below (and, if applicable, paragraph ii above); and for purposes of this Agreement, no such purported termination shall be effective or

     (H) any refusal by the Company to continue to allow you to attend to matters or engage in activities not directly related to the business of the Company which, prior to the change in control, you were permitted by the Board to attend to or engage in, including without limiting the foregoing, serving on the Boards of Directors of other companies or entities.

For purposes of this Agreement, "Plan" shall mean any compensation plan such as an incentive, stock option or restricted stock plan or any employee benefit plan such as a savings, pension, profit sharing, medical, disability, accident, life insurance plan or a relocation plan or policy or any other plan, program or policy of the Company intended to benefit employees.

     (iv) Notice of Termination. Any purported termination by the Company or by you following a change in control shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon.

     (v) Date of Termination. "Date of Termination" following a change in control shall mean (a) if your employment is to be terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (b) if your employment is to be terminated by the Company for Cause or by you pursuant to Sections 4(iii)(F) and 6 hereof or for any other Good Reason, the date specified in the Notice of Termination, or (c) if your employment is to be terminated by the Company for any reason other than Cause, the date specified in the Notice of Termination, which is no event shall be a date earlier than ninety (90) days after the date on which a Notice of Termination is given, unless an earlier date has been expressly agreed to by you in writing either in advance of, or after, receiving such Notice of Termination. In the case of termination by the Company of your employment for Cause, if you have not previously expressly agreed in writing to the termination, then within thirty (30) days after receipt by you of the Notice of Termination with respect thereto, you may notify the Company that a dispute exists concerning the termination, in which event the Date of Termination shall be the date set either by mutual written agreement of the parties or by the arbitrators in a proceeding as provided in Section 13 hereof. During the pendency of any such dispute, the Company will continue to pay you your full compensation in effect just prior to the time the Notice of Termination is given and until the dispute is resolved in accordance with Section 13.

     5.   Compensation Upon Termination or During Disability;
Other Agreements.

     (i) During any period following a change in control that you fail to perform your duties as a result of incapacity due to physical or mental illness, you shall continue to receive your salary at the rate then in effect and any benefits or awards under any Plans shall continue to accrue during such period, to the extent not inconsistent with such Plans, until your employment is terminated pursuant to and in accordance with paragraphs 4(i) and 4(v) hereof. Thereafter, your benefits shall be determined in accordance with the Plans then in effect.

     (ii) If your employment shall be terminated for Cause following a change in control of the Company, the Company shall pay you your salary through the Date of Termination at the rate in effect just prior to the time a Notice of Termination is given plus any benefits or awards (including both the cash and stock components) which pursuant to the terms of any Plans have been earned or become payable, but which have not yet been paid to you. Thereupon the Company shall have no further obligations to you under this Agreement.

     (iii) Subject to Section 8 hereof, if, within thirty-six
(36) months after a change in control of the Company shall have occurred as defined in Section 3 above, your employment by the Company shall be terminated (a) by the Company other than for Cause, Disability, or death or (b) by you for Good Reason, then, by no later than the fifth day following the Date of Termination (except as otherwise provided, you shall be entitled, without regard to any contrary provision of any Plan, to the benefits provided below:

     (A) the Company shall pay your salary through the Date of Termination at the rate in effect just prior to the time a Notice of Termination is given plus any benefits or awards (including both the cash and stock components) which pursuant to the terms of any Plans have been earned or become payable, but which have not yet been paid by you; and

     (B)  as severance pay and in lieu of any further salary for periods subsequent to the Date of Termination, the Company shall pay to you an amount in cash equal to three (3) times the sum of
(i) your annualized salary at the rate in effect at the Date of Termination and (ii) an amount equal to the average bonus paid you in the previous three (3) years.

     (iv) Following a change in control of the Company, unless you are terminated for Cause, Disability, or death or you terminate your employment other than for Good Reason, the Company shall maintain in full force and effect, for the continued benefit of you and your dependents for a period terminating on the earliest of (a) thirty-six (36) months after the Date of Termination, (b) the commencement date of equivalent benefits from a new employer or (c) your normal retirement date under the terms of the La-Z-Boy Chair Company Profit-Sharing Plan (or any successor or substitute plan or plans of the Company put into effect prior to a change in control), all insured and self-insured employee welfare benefits plans in which you were entitled to participate immediately prior to the Date of Termination, provided that your continued participation is possible under the general terms and provisions of such Plans (and any applicable funding media) and you continue to pay an amount equal to your regular contribution under such Plans for such participation. If, at the end of thirty-six (36) months after the Termination Date, you have not reached your normal retirement date and you have not previously received or are not then receiving equivalent benefits from a new employer, the Company shall arrange to enable you to convert your and your dependents' coverage under such Plans to individual policies or programs upon the same terms as employees of the Company may apply for such conversions.

     (v) Except as specifically provided in paragraph (iv) above, the amount of any payment provided for in this Section 5 shall not be reduced, offset or subject to recovery by the Company by reason of any compensation earned by you as the result of employment by another employer after the Date of Termination, or otherwise,

     (vi) Upon entering into this Agreement and for a period of 14 days following each anniversary of the date hereof (the "Election Period"), you may, in writing, direct, the Company that any amounts which should become payable to you pursuant to
Section 5(iii) hereof shall be paid to you in three (3) equal annual installments, with the first such installment payable within five business days of the Date of Termination and each successive installment paid on the anniversary of the Date of Termination or the next following business day if such date is not a business day (the "Deferred Payment Election"). A Deferred Payment Election, once made, cannot be revoked except during an Election Period; provided, however, no Deferred Payment Election can be made or revoked by you during an Election Period that occurs after a change in control of the Company or at a time when, in the judgment of the Company, a change in control may occur within sixty (60) days of such Election Period. Notwithstanding anything in the foregoing to the contrary, a










Deferred Payment Election shall be automatically revoked should you terminate your employment under the circumstances described in Section 6 below.

     6.   Successors; Binding Agreement.

     (i) Upon your written request, the Company will seek to have any Successor (as hereinafter defined), by agreement in form and substance satisfactory to you, assent to the fulfillment by the Company of its obligations under this Agreement. Failure of the Company to obtain such assent at least three (3) business days prior to the time a Person becomes a Successor (or where the Company does not have at least three (3) business days advance notice that a Person may become a Successor, within one (1) business day after having notice that such Person may become or has become a Successor) shall constitute Good Reason for termination by you of your employment and, if a change in control of the Company has occurred, shall entitle you immediately to the benefits provided in paragraphs (iii) and (iv) of Section 5 hereof upon delivery by you of a Notice of Termination. For purposes of this Agreement, "Successor" shall mean any Person that succeeds to, or has the practical ability to control (either immediately or with the passage of time), the Company's business directly, by merger or consolidation, or indirectly, by purchase of the Company's Voting Securities, all or substantially all of its assets or otherwise.

     (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

     (iii) For purposes of this Agreement, the "Company" shall include any corporation or other entity which is the surviving or continuing entity in respect of any merger, consolidation or form of business combination in which the Company ceases to exist.

     7.   Fees and Expenses; Mitigation.

     (i) The Company shall pay all reasonable legal fees and related expenses incurred by you in connection with this Agreement following a change in control of the Company, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting or disputing any such termination or incurred by you in seeking advice with respect to the matters set forth in Section 8 hereof or (b) your seeking to obtain or enforce any right or benefit provided by this Agreement.

     (ii) You shall not be required to mitigate the amount of any payment the Company becomes obligated to make to you in connection with this Agreement, by seeking other employment or otherwise.

     8.   Taxes.

     (i) All payments to be made to you under this Agreement will be subject to required withholding of federal, state and local income and employment taxes.

     (ii) Notwithstanding anything in the foregoing to the contrary, if any of the payments provided for in this Agreement, together with any other payments which you have the right to receive from the Company or any corporation which is a member of an "affiliated group" as defined in Section 1504(a) of the Code (without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute an "excess parachute payment" as defined in Section 280G(b)(1) of the code as it presently exists, you agree that the following payments shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code at the present time: first, payments under
Section 5(iii) (B) of this Agreement, and second, all other payments under this Agreement provided, however, that the determination as to whether any reduction in payment pursuant to this agreement is necessary shall be made by you in good faith, and such determination shall be conclusive and binding on the Company with respect to its treatment of the payment for tax reporting purposes.

     9. Survival. The respective obligations of, and benefits afforded to, the Company and you as provided in Sections 5, 6(ii), 7, 8, and 13 of this Agreement shall survive termination of this Agreement.

     10. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid and addressed, in the case of the Company, to the address set forth on the first page of this Agreement or, in the case of the undersigned employee, to the address set forth below his signature, provided that all notices to the Company shall be directed to the attention of the duly authorized representative of the Compensation Committee of the Board, with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by you and the duly authorized representative of the Compensation Committee of the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Michigan.

     12. Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including without limitation any setoff, counterclaim, recoupment, defense or other right which the Company may have against you.

     13. Confidential Information. You agree that you will hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by you during your employment by the Company or any of its affiliated companies and which shall not be public knowledge. After termination of your employment with the Company you shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 13 constitute a basis for deferring or withholding any amounts otherwise payable to you under this Agreement.

     14. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     15. Arbitration. You and the Company agree that final and binding arbitration is and will be the sole and exclusive remedy and forum for resolving any dispute or claim between you and the Company arising out of:

     (i)  The Company's termination of your employment;

    (ii) Any dispute or claim concerning or arising out of whether your termination was for "Cause" or for "Good Reason."
   (iii)  You have a right to appeal your dispute to arbitration.

The arbitrator will be selected by mutual agreement. If the arbitrator is not selected by mutual agreement, then the arbitrator will be selected from a panel of experienced labor and employment arbitrators supplied by the American Arbitration Association (AAA). The parties will alternatively strike names from the AAA panel until one name (the Arbitrator) remains. The arbitrator will decide the time and place of a hearing, which will be conducted according to AAA Rules. At the arbitration hearing, you will have the opportunity to rebut the evidence presented by the Company and you may present witnesses and evidence to support your case. The arbitrator will decide, in writing, the resolution of the dispute.

     (iv) The Company will be responsible for its and your own costs including attorney fees. If you decide to be represented by an attorney, you must notify the Company at least one month before the arbitration hearing. If you do not choose to be represented by an attorney, then the Company will not be represented by an attorney.

     (v) This arbitration procedure and the decision of the arbitrator is your exclusive remedy in case of discharge, and is final and binding on both the Company and you and is fully enforceable in court.

     If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,

                                   LA-Z-BOY CHAIR COMPANY

                                   By





Agreed to this _____ day of ______________________, 19__.








Change in Control Agreement issued to and signed by:



C. T. Knabusch, Chairman of the Board and Vice President

E. J. Shoemaker, Vice Chairman and Executive Vice President
                 Engineering

G. M. Hardy, Secretary and Treasurer

F. H. Jackson, Vice President Finance

P. H. Norton, Senior Vice President Sales and Marketing

C. W. Nocella, Vice President Manufacturing











L. E. Roussey, Vice President Human Resource


                     LA-Z-BOY CHAIR COMPANY

             Supplemental Executive Retirement Plan


1. Purpose. The purpose of this Plan is to provide for supplementary retirement benefits as an incentive and reward to eligible key executives who, through industry, ability and exceptional service, contribute materially to the success of La-Z-Boy Chair Company.

2. Definitions. When used herein the following terms shall have the following meanings:
     (a) "Plan" means this Supplemental Executive Retirement Plan for key executives of La-Z-Boy Chair Company, as the same may be amended from time to time.
     (b)  "Effective Date" means May 1, 1991.
     (c) "Taxable Year" means the fiscal year of La-Z-Boy Chair Company which as of the Effective Date is a 52-53 week year ending on the last Saturday in April.
     (d) "Company" means La-Z-Boy Chair Company, a Michigan corporation, and its successors and assigns.
     (e)  "Board of Directors" means the Board of Directors of
the Company.
     (f) "Committee" means the Administrative Committee provided for in paragraph 7 below.
     (g) "Employee" or "Eligible Employee" means any key officer or other salaried executive of the Company or any of its Subsidiaries who is in service at the end of the Taxable Year and who has been designated by the Committee as eligible to receive allocations hereunder; provided, however, that if in the judgment of the Committee an Employee has made an outstanding contribution to the Company, he or his beneficiary may be credited with a pro rata allocation hereunder notwithstanding the fact that his service terminated before the end of the Taxable Year.
     (h) "Participant" means any Eligible Employee who has filed an enrollment application and has been awarded an allocation under paragraph 3(a) below.
     (i) "Contingent Account" or "Account" means the account established on the books of the Company for a Participant credited with an allocation hereunder. In addition to any allocations credited to a Participant, his Contingent Account shall be credited with, and thereafter include, interest on such Account at the end of each Taxable Year or whenever payment of his Account is to be made based upon the following schedule:
     Taxable Year
     Beginning In                  Annual Rate

     1991                          greater of 9%
                                   or the rate announced by
                                   the Committee

     1992 and                      the rate announced by the










       thereafter                  Committee

     (j) "Beneficiary" means the beneficiary or beneficiaries designated by a Participant pursuant to paragraph 6 below to receive the amount, if any, payable under the Plan upon the death of the Participant.
     (k) "Subsidiary" means a corporation, domestic or foreign, the majority of whose voting stock is owned directly or indirectly by the Company.
     (l) "Profit Sharing Plan" means the La-Z-Boy Chair Company Profit Sharing Plan and/or any other tax-qualified profit sharing plan sponsored by the Company or a Subsidiary, but not including any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended.
     (m) "Year of Service" shall be defined and computed in the same manner as such term is defined and computed for vesting purposes in the La-Z-Boy Chair Company Profit Sharing Plan.

3.  Allocations to Participants.
     (a) The Committee shall determine in its sole discretion the amount of individual allocations for Eligible Employees based on its evaluation of such individual's performance, duties and responsibilities, contribution to the successful management of the Company, industry, service, compensation, and such other criteria as it shall determine to be relevant.
     (b) A Participant who desires to receive a portion of any bonus payment which may be awarded to him by the Company or a Subsidiary shall have an election, exercisable at such time and in such manner as the Committee may determine and subject to any restriction or limitation which may be imposed by the Committee, as to the portion of such bonus payment (if any) which shall be paid directly to him rather than be treated as an additional allocation to his Account under the Plan.

4.  Vesting and Payment of Awards.
     (a)(1) Upon termination of a Participant's employment with the Company or any Subsidiary for any reason other than his permanent and total disability, death or attainment of age 65, such Participant shall, subject to paragraph 4(c) below, be entitled only to a percentage of the balance in his Account based upon the number of his full Years of Service, as follows:
     Full Years of Service              Percentage Vesting

     less than 3                                    0%
     3 but less than 4                             20%
     4 but less than 5                             40%
     5 but less than 6                             60%
     6 but less than 7                             80%
     7 or more                                    100%

          (2) If a Participant's employment terminates by reason of his death or his attainment of age 65, or if the Committee determines that his employment terminated by reason of his permanent and total disability, such Participant shall, subject to paragraph 4(c) below, be 100%










     vested in his Account. For purposes of this Plan, "permanent and total disability" shall be as defined in the La-Z-Boy Chair Company Short Term Disability Plan.
     (b) Payment of Participants' Accounts. Subject to the provisions of paragraph 4(c) below, upon termination of a Participant's service, an amount equal to the vested balance of the Participant's Account as of the date on which his service terminates shall be paid by the Company. Such payment shall be made pursuant to the method of distribution described in paragraph 5 below; provided, however, that if the vested balance in a Participant's Account does not exceed $5,000, it shall be paid entirely in one lump cash sum as soon as practicable after such termination, and further provided that if a Participant dies before payment of the balance of his Account, an amount equal to the unpaid portion thereof as of the date of death shall be paid in one lump cash sum to his Beneficiary.
     (c)  Forfeiture or Setoff of Participants' Accounts.
          If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation or other liability representing an amount owing to the Company, then the Company may offset such amount owed to it against the amount of benefits otherwise distributable. Such determination shall be made by the Committee after notification from the Company.
     (d) Any payment or distribution to a Participant under this Plan which is not claimed by the Participant, his Beneficiary, or other person entitled thereto within three years after becoming payable shall be forfeited and canceled and shall remain with the Company, and no other person shall have any right thereto or interest therein. The Company shall not have any duty to give notice that amounts are payable under this Plan to any person other than the Participant and his Beneficiary (or contingent Beneficiary) in the event there are benefits payable after the Participant's death.

5. Method and Time of Payment of Benefits. Upon the termination of a Participant's service, the vested portion of his Account shall be paid to him in fifteen (15) annual installments, during which time his Account shall continue to be credited with interest as specified in paragraph 1(i) above. The Committee, in its sole discretion, may determine to offer a Participant a single sum payment in lieu of other benefits under this Plan. Such offer may be made at (or after) the time of the Participant's retirement with benefits under the La-Z-Boy Chair Company Profit Sharing Plan, if the Committee believes such offer is warranted by convenience in Plan administration or by the interest of the Company in securing the Participant's commitment to be available for consulting services or in meeting a substantial hardship faced by the Participant. If the Participant accepts such offer, the payment amount shall be the full vested amount of the Participant's Account under this Plan.
     Notwithstanding the above, a lump sum distribution will be made to, or on behalf of, a Participant if his vested Account balance does not exceed $5,000.

6.  Designation of Beneficiaries.










     (a) Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such valid designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.
     (b) If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereon are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Company and the Committee therefor.

7.  Administration.
     (a) The Committee shall have full power and authority to construe, interpret and administer the Plan and its provisions, including but not limited to the power to construe and interpret all provisions of this Plan relating to eligibility for benefits and the amount, manner, and time of payment of benefits. The Committee shall also have power to correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as the Committee shall deem proper to carry out and
put into effect this Plan.   All decisions, actions or
interpretations of the Committee shall be final, conclusive and binding upon all parties. If any person objects to any such interpretation or action, formally or informally, the expenses of the Committee and its agents and counsel shall be chargeable against the Account of the relevant Participant if the Committee determines that such objections were frivolous or not made in good faith.
     (b) The Committee shall consist of at least three members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. Any member of the Committee may resign at any time. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan. The members of the Committee shall not receive any special compensation for serving in their capacities as members of the Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Committee or any member thereof in any jurisdiction.
     (c) The Committee shall elect or designate its own Chairman, establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business at a meeting of the Committee. Any action of the Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its Chairman, without a meeting by mail, telegraph or telephone; provided that all of the members of the Committee are informed by mail or telegraph of their right to vote on the proposal and of the outcome of the vote thereon.
     (d) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other officer, employee, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

8.   The Effect of a Change in Control.
     (a) Rights under this Plan shall be affected as hereinafter described by a Change in Control. A Change in Control, for the sole purpose of this Plan, shall mean one or more of the following events:
          (i) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934), other than a Participant, the trustee of a Company-sponsored employee benefit plan, the Company or any of its Subsidiaries, of actual or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 25% or more of the combined voting power of the Company's then outstanding voting securities;

          (ii) The first purchase under a tender offer or exchange offer for 25% or more of the combined voting power of the Company's then outstanding voting securities, other than an offer by a Participant, the Company or any of its Subsidiaries, pursuant to which shares of the common stock of the Company have been purchased;

          (iii) The first day on which less than a majority of the total membership of the Board of Directors shall be Continuing Directors; or

          (iv) The event that more than fifty percent (50%) in value of the assets of the Company, or of the particular Subsidiary for which a given Employee's services are principally performed, are disposed of by the Company or particular Subsidiary pursuant to a partial or complete liquidation, a sale of assets or otherwise. In the event this provision applies to a particular Subsidiary, only those Employees whose services are principally performed for that Subsidiary shall be deemed to be affected by a Change in Control.

For purposes of this paragraph 8(a), "Continuing Director" shall mean any director of the Company who either (i) is a member of the Board on the date this Plan is adopted by the Board, or (ii) is recommended or elected to the Company's Board of Directors by at least three-quarters of the Continuing Directors.
     (b) At the time a Change in Control takes effect with respect to the Company or a Subsidiary, an affected Employee's Account shall become fully vested and immediately payable in a single sum.
     (c) If payments resulting solely from the operation of this paragraph 8 would be "excess parachute payments" as defined in
Section 280G of the Internal Revenue Code of 1986, as amended, such payments shall be reduced by the smallest amount required (but not below zero) so that no payments are non-deductible under
Section 280G of the Code. If any payments previously made to or for the benefit of an Employee from this Plan or any other plan or agreement are subsequently determined to be non-deductible because of Section 280G of the Code, such Employee shall be required to promptly repay the Company, at its request, the smallest amount necessary so that, after giving effect to such repayments to the Company, no payments to or for the benefit of the Employee (or the smallest amount possible) will be non-deductible under said Section 280G; provided, however, that any such repayments, adjusted for the time value of such amounts under the principles of Section 1274(b)(4) of the Code, may not exceed the amount of payments originally made from this Plan or any other plan or agreement, nor may they reduce the amount that would otherwise be non-deductible to the Company.
Notwithstanding the above, if the Company's independent certified public accountants determine that it is in the best interests of an Employee that the reduction in benefits otherwise provided in this paragraph 8(c) not be effective, said accountants shall notify the Committee thereof and the Committee shall waive any reduction in benefits otherwise applicable to such Employee. The Committee may establish procedures to carry out the provisions of this paragraph.
     (d) The terms and provisions of this paragraph 8 shall only become effective in the event of a Change in Control as defined in paragraph 8(a) of the Plan.

9.  Amendment or Termination.
     (a) The Board of Directors reserves the right at any time to amend, suspend, or terminate the Plan in whole or in part and for any reason and without the consent of any Participant or Beneficiary; provided that no such amendment shall adversely affect the rights of Participants or Beneficiaries with respect to amounts credited to Accounts prior to such amendment.
     (b) Subject to paragraphs 8(b) and 9(a) above, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively.











10.  General Limitations and Provisions.
     (a) Nothing contained in the Plan shall give any Employee the right to be retained in the employment of the Company or a Subsidiary, or affect the right of the Company or its Subsidiaries to dismiss any Employee. The adoption of the Plan shall not constitute a contract between the Company or its Subsidiaries and any Employee. No Employee shall receive any right to be granted an award hereunder nor shall any such award be considered as compensation under any employee benefit plan of the Company except as otherwise determined by the Committee.
     (b) If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan, the Company, and the Committee therefor.
     (c) Except insofar as may otherwise be required by law, no amount payable at any time under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any amount payable under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Committee, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper.
     Notwithstanding the above, the Company shall have the right to deduct from all amounts paid to, or on behalf of, a Participant any taxes required by law to be withheld in respect of Accounts under this Plan or any reductions under paragraph 4(c) of this Plan.
     (d) The Participant shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee or any other person. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payments of such amounts.
     (e) It is the Company's intention that the Plan not be qualified under Section 401(a) of the Code but that the Plan be an "unfunded" deferred compensation agreement for a select group of management or highly compensated personnel under 29 U.S.C.
Section 1051(2), 1081(a)(3) and 1101(a)(1) or 29 U.S.C. Section 1003(b)(5).
Furthermore, the Committee may authorize the creation of trusts or other arrangements to facilitate or ensure payment of the Company's obligations, provided that such trusts and arrangements are consistent with the "unfunded" status of the Plan (unless the Committee otherwise determines).
     (f) Title and headings to the Articles of this Plan are included for convenience only and shall not control the meaning or interpretation of any provision of this Plan. Wherever reasonably necessary in this Plan, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns.
     (g) In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.
     (h) Any notice of filing required or permitted to be given to the Company under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
     (i) Except to the extent Federal law is applicable, all rights under the Plan shall be governed by and construed in accordance with the laws of Michigan, and the Company, its Subsidiaries and the Committee shall be liable to account only in courts located in the State of Michigan.
     (j) Employees and Participants shall cooperate with the Committee by furnishing any and all information requested by the Committee, taking such physical examinations as the Committee may deem necessary, and taking such other relevant action as may be required by the Committee. If a Participant or Employee neglects or refuses so to cooperate, the Company shall have no further obligation to such person under this Plan.

11.  Claims and Disputes.
     (a) Claims for benefits under the Plan shall, subject to paragraph 12, be made in writing to the Committee. If a claim for benefits is wholly or partially denied, the Committee shall, within a reasonable period of time but not later than ninety (90) days after receipt of the claim, provide the claimant who was denied a benefit written notice setting forth in a manner calculated to be understood by the claimant:
          (i)    The specific reason or reasons for denial;

          (ii) Specific reference to the pertinent provisions of the Plan on which the denial is based;

          (iii)  A description of any additional material or










                 information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (iv) An explanation of the Plan's claim review procedure.

     A person whose claim for benefits under the Plan has been denied, or his duly authorized representative, may request a review upon written application to the Committee, may review pertinent documents, and may submit issues and comments in writing. The claimant's written request for review must be submitted to the Committee within sixty (60) days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for proceeding, in which cases a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the decision, specific reference to the pertinent provision of the Plan on which the decision is based, and be written in a manner calculated to be understood by the claimant.
     (b) Subject to the limitations period specified in paragraph 12, any controversy or claim arising out of or relating to this Plan or the breach thereof, including in particular any controversy relating to paragraphs 4(c) or 8, shall be settled by arbitration in Monroe County, Michigan in accordance with the laws of the State of Michigan by three arbitrators, one of whom shall be appointed by the Company, one by the Employee (or in the event of his prior death, his Beneficiary(s)), and the third of whom shall be appointed by the first two arbitrators. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association except as hereinabove provided. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event the Employee or his Beneficiary shall retain legal counsel and/or incur other costs and expenses in connection with enforcement of any of the Employee's rights under this Plan, the Employee or Beneficiary shall not be entitled to recover from the Company any attorneys fees, costs or expenses in connection with the enforcement of such rights (including enforcement of any arbitration award in court) regardless of the final outcome.
     Any notice preliminary to or in conjunction with or incident to such arbitration proceeding may be sent to an Employee or to the President of the Company by registered or certified mail, and personal service is hereby waived. An Employee or Beneficiary shall not institute a civil action with regard to any claim or controversy arising out of or relating to this Plan until such time as the arbitration proceedings has been completed provided that, if such action would otherwise be barred pursuant to paragraph 12, such action shall not be barred if instituted within fifteen (15) calendar days after completion of the arbitration proceedings.

12.  Limitations of Action.  Every asserted right of action by or on behalf of the Company or of any Subsidiary of the Company or by or on behalf of any stockholder of the Company or any Subsidiary of the Company against any past, present, or future member of the Committee, member of any predecessor or successor committee, member of any committee appointed by the foregoing committee or its predecessor or successor committees, or director, officer or employee of the Company or any Subsidiary thereof, arising out of or in connection with this Plan, shall, irrespective of the place where such right of action may arise or be asserted and irrespective of the place of residence of any such member, director, officer or employee, cease and be barred upon the expiration of one year (a) from the date of the alleged act or omission in respect of which such right of action first arises in whole or in part; or (b) from the date upon which information as to the amount of the credits to the Accounts and the aggregate amount of the awards of supplemental or deferred compensation to all or any part of which such action may relate is made generally available to stockholders, whichever date is sooner; and every asserted claim to benefits or right of action by or on behalf of any Employee, past, present, or future, or any spouse, child, Beneficiary or legal representative thereof, against the Company or any Subsidiary thereof arising out of or in connection with this Plan shall, irrespective of the place where such right of action may arise or be asserted, cease and be barred by the expiration of the earliest of: (i) one year from the date of the alleged act or omission in respect of which such right of action first arises in whole or in part, (ii) one year after the Employee's termination of employment, or (iii) six months after notice is given to or on behalf of the Employee of the amount payable from the Employee's Account under this Plan, unless a longer limitation period is specifically provided under applicable Federal law.

                                                  Exhibit (99)(c)


                     LA-Z-BOY CHAIR COMPANY
              EXECUTIVE INCENTIVE COMPENSATION PLAN
                           DESCRIPTION



The purpose of the Executive Incentive Compensation Plan is to provide a cash award to key management employees for the achievement of specific annual goals.

The Compensation Committee of the Board of Directors (the Committee) annually establishes short-term performance criteria covering areas such as sales growth and improved earnings. The specific focus and weighting of the criteria is based on key short-term priorities of the corporation. The performance criteria are established at the start of the fiscal year or as shortly thereafter as possible.











The target and maximum award opportunity for each participant is established by the Committee. The target award for participants ranges from 10% to 55% of base pay with a maximum award of 140% of the target (i.e. 14% to 77% of base pay). The award paid is based on actual results compared to the established performance targets. Payment of the award occurs within 90 days after the end of the fiscal year. A participant must be on the payroll at the time of distribution to be eligible for an award.